SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                September 9, 2003

                        IMAGING TECHNOLOGIES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)

DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                               17075 Via Del Campo
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 451-6120
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     On September 3, 2003, the Registrant appointed Pohl, McNabola, Berg & Company, LLP ("PMBC") as Imaging Technologies Corporation's ("ITEC," the "Registrant", or the "Company") independent auditors upon the recommendation of its Audit Committee.

     The ITEC Audit Committee interviewed a number of candidates, including Stonefield Josephson, Inc., its prior independent auditors. The Audit Committee determined that it was in the best interests of the Company to engage a new independent auditor to perform services for ITEC and its subsidiaries, two of whose shares are publicly traded.

     Stonefield Josephson's audit report on the financial statements of the Company as of June 30, 2002 expressed its uncertainty as to the Company's ability to continue as a going concern. They cited recurring losses from operations, the Company's working capital deficiency, and limited cash resources. These circumstances were also present in the financial statements of the Company as of March 31, 2003 and in financial statements for several consecutive reporting periods. The Company expects that this condition will be reported in its audited financial statements for the fiscal year ended June 30, 2003. PMBC has been engaged to perform the audit for this fiscal year ended June 30, 2003.

     The Registrant believes there were no disagreements with Stonefield Josephson within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the Company's financial statements for the period ended June 30, 2002, or for any subsequent interim period, which disagreements, if not resolved to their satisfaction, would have caused Stonefield Josephson to make reference to the subject matter of the disagreements in connection with its report.

     During the fiscal years ended June 30, 2000, 2001, 2002, and through the present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be disclosed by that section. The Company has not consulted with any other independent auditors regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     A letter of Stonefield Josephson addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

ITEM  7.  EXHIBITS.

(c)  Exhibits:

16      Letter  of  Stonefield  Josephson,  Inc.  to the Securities and Exchange
Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September  9,  2003


IMAGING  TECHNOLOGIES  CORPORATION

By:  /s/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer

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